		Exhibit 99 (a)
	MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS HSBC Home Equity Loan Trust 2005-3

	Payment Number	5
	Beginning Date of Collection Period	01-Feb-06
	End Date of Collection Period	28-Feb-06
	Payment Date	20-Mar-06
	Previous Payment Date	21-Feb-06

	Funds Disbursement
	Collected Funds	27,337,728.87
	Available Payment Amount	27,337,728.87
	Principal Collections	21,843,015.39
	Net Interest Collections	5,494,713.48
	Principal recoveries	0.00
	Servicing fee	356,293.49
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	27,337,728.87
	Interest Paid to Notes	2,395,068.36
	Principal Paid to Notes	21,843,015.39
	Ownership Interest - pursuant to Section 5.01 (a) (xiii)	2,743,351.63
	Servicing Fee (to Master Servicer)	356,293.49

	Pool Balance
	Beginning Pool Balance	855,104,365.98
	Principal Collections (including repurchases)	21,843,015.39
	Additional Principal Reduction Amount	0.00
	Ending Pool Balance	833,261,350.59

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	7.71%
	Loss rate (net of principal recoveries; % of beginning balance)	0.00%
	Net yield	7.71%
	Realized Losses	-
	Cumulative Realized Losses	-
	Cumulative Loss Percentage	0.00%
	Delinquent Loans:
	One payment principal balance of loans	8,129,647.17
	One payment number of loans	74
	Two payments principal balance of loans	1,494,408.48
	Two payments number of loans	14
	Three-payments plus principal balance of loans	2,075,352.18
	Three-payments plus number of loans	18
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	0.43%
	Two Payment-Plus Rolling Average (for such Payment Date)	0.30%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
	Number of loans purchased or substituted pursuant to Section 2.04	-
	Principal balance of loans purchased or substituted pursuant to Section 2.04	-
	Number of loans purchased or substituted pursuant to Section 3.01	-
	Principal balance of loans purchased or substituted pursuant to Section 3.01	-
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	7,502
	Number outstanding end of period	7,340
	Principal balance of all REO as of the end of the Collection Period	-
	Number of loans that went into REO during the Collection Period	-
	Principal balance of loans that went into REO during the Collection Period	0.00
	Unpaid Servicing Fee from previous Collection Periods	0.00

	Overcollateralization
	Begin OC Amount	200,035,012.69
	OC Release Amount	-
	Extra Principal Payment Amount	-
	Class A-1 Extra Principal Payment Amount Paid	-
	Class A-2 Extra Principal Payment Amount Paid	-
	Class M-1 Extra Principal Payment Amount Paid	-
	Class M-2 Extra Principal Payment Amount Paid	-
	End OC Amount	200,035,012.69

	Target OC Amount	200,035,012.69
	Interim OC Amount	200,035,012.69
	Interim OC Deficiency	-

	Monthly Excess Cashflow	2,743,351.63
	Principal Payment Amount	21,843,015.39
	Class A-1 Principal Payment Amount	13,300,094.51
	Class A-2 Principal Payment Amount	3,322,559.87
	Class M-1 Principal Payment Amount	2,884,714.05
	Class M-2 Principal Payment Amount	2,335,646.96
	Principal Collections	21,843,015.39
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	81.63%
	EOP Note Principal Amount divided by Original Note Principal Amount <15%	No

	Interest Calculations
	1 month LIBOR	4.57000000%
	Class A-1 Formula Rate (1-mo. Libor plus 26 bps)	4.83000000%
	Class A-1 Note Rate	4.83000000%
	Class A-2 Formula Rate (1-mo. Libor plus 29 bps)	4.86000000%
	Class A-2 Note Rate	4.86000000%
	Class M-1 Formula Rate (1-mo. Libor plus 42 bps)	4.99000000%
	Class M-1 Note Rate	4.99000000%
	Class M-2 Formula Rate (1-mo. Libor plus 44 bps)	5.01000000%
	Class M-2 Note Rate	5.01000000%

	Available Funds Cap	8.76144444%

	Class A-1 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	31.216248
	2. Principal Payment per $1,000	28.157287
	3. Interest Payment per $1,000	3.058961

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 Note Rate	4.83000000%
	2. Days in Accrual Period	27

	3. Class A-1 Interest Due	1,444,900.07
	4. Class A-1 Interest Paid	1,444,900.07
	5. Class A-1 Interest Carry Forward Amount Paid	-
	6. Class A-1 Supplemental Interest Amount Paid	-

	7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A-1 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Note Principal Amount, BOP	398,868,203.70
	2. Class A-1 Principal Due	13,300,094.51
	3. Class A-1 Principal Paid	13,300,094.51
	4. Class A-1 Principal Carry Forward Amount Paid	-
	5. Class A-1 unpaid Principal Carry Forward Amount	-
	6. Class A-1 Note Principal Amount, EOP	385,568,109.19

	7. Class A-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.8162763
	8. Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.4627217

	Class A-2 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	31.235247
	2. Principal Payment per $1,000	28.157287
	3. Interest Payment per $1,000	3.077960

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 Note Rate	4.86000000%
	2. Days in Accrual Period	27

	3. Class A-2 Interest Due	363,199.33
	4. Class A-2 Interest Paid	363,199.33
	5. Class A-2 Interest Carry Forward Amount Paid	-
	6. Class A-2 Supplemental Interest Amount Paid	-

	7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A-2 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Note Principal Amount, BOP	99,643,162.98
	2. Class A-2 Principal Due	3,322,559.87
	3. Class A-2 Principal Paid	3,322,559.87
	4. Class A-2 Principal Carry Forward Amount Paid	-
	5. Class A-2 Unpaid Principal Carry Forward Amount	-
	6. Class A-2 Note Principal Amount, EOP	96,320,603.11

	7. Class A-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.8162763
	8. Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.1155947

	Class M-1 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	31.317580
	2. Principal Payment per $1,000	28.157287
	3. Interest Payment per $1,000	3.160293

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 Note Rate	4.99000000%
	2. Days in Accrual Period	27

	3. Class M-1 Interest Due	323,771.99
	4. Class M-1 Interest Paid	323,771.99
	5. Class M-1 Interest Carry Forward Amount Paid	-
	6. Class M-1 Supplemental Interest Amount Paid	-

	7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M-1 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Note Principal Amount, BOP	86,512,220.76
	2. Class M-1 Principal Due	2,884,714.05
	3. Class M-1 Principal Paid	2,884,714.05
	4. Class M-1 Principal Carry Forward Amount Paid	-
	5. Class M-1 unpaid Principal Carry Forward Amount	-
	6. Class M-1 Note Principal Amount, EOP	83,627,506.71

	7. Class M-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.8162763
	8. Class M-1 Note Principal Amount as a % of the Pool Balance, EOP	0.1003617

	Class M-2 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	31.330246
	2. Principal Payment per $1,000	28.157287
	3. Interest Payment per $1,000	3.172959

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 Note Rate	5.01000000%
	2. Days in Accrual Period	27

	3. Class M-2 Interest Due	263,196.97
	4. Class M-2 Interest Paid	263,196.97
	5. Class M-2 Interest Carry Forward Amount Paid	-
	6. Class M-2 Supplemental Interest Amount Paid	-

	7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M-2 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Note Principal Amount, BOP	70,045,765.85
	2. Class M-2 Principal Due	2,335,646.96
	3. Class M-2 Principal Paid	2,335,646.96
	4. Class M-2 Principal Carry Forward Amount Paid	-
	5. Class M-2 Unpaid Principal Carry Forward Amount	-
	6. Class M-2 Note Principal Amount, EOP	67,710,118.89

	7. Class M-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.8162763
	8. Class M-2 Note Principal Amount as a % of the Pool Balance, EOP	0.0812592

HSBC FINANCE CORPORATION HSBC HOME EQUITY LOAN TRUST 2005-3

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of November 9, 2005 (the "Sales and Servicing Agreement"), by and among HSBC Home Equity Loan Corporation I, as Depositor, the Master Servicer, U.S. Bank National Association, as Indenture Trustee, HSBC Bank USA, National Association, as Administrator, and HSBC Home Equity Loan Trust 2005-3, the Trust, does hereby certify with respect to the information set forth below as follows:

1.	Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2.	HSBC Finance Corporation is, as of the date hereof, the Master Servicer under the Sales and Servicing Agreement.

3.	The undersigned is a Servicing Officer.

4.	This Certificate relates to the Payment Date occurring on March 20, 2006

5.

As of the date hereof, to the best knowledge of the undersigned, the Master Servicer has performed in all material respects all its obligations under the Sales and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6.	As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 16th day of March, 2006.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer